LEASES - Maturities of operating lease liabilities (Details)	Dec. 31, 2020 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
LEASES
Due within one year	$ 612,378	¥ 3,995,768	¥ 3,779,845
Due in the second year	383,577	2,502,839	3,995,768
Due in the third year			2,502,839
Total lease payments	995,955	6,498,607	10,278,452
Less: imputed interest	(37,839)	(246,902)	(619,077)
Total	$ 958,116	¥ 6,251,705	¥ 9,659,375